UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.	Reports to Shareholders.

Annual Shareholder Report

December 31, 2020

Rational Trend Aggregation VA Fund

Rational Insider Buying VA Fund

December 31, 2020

Rational Trend Aggregation VA Fund

Dear Fellow Shareholders,

The Rational Trend Aggregation VA Fund (the “Fund”) seeks total return on investment, with dividend income as an important component of the return. On October 31, 2018 the investment strategy of the Fund changed to employ a tactical approach to obtain exposure to US equity markets.

Investment Strategy

Under normal conditions the Fund invests primarily in common stock of companies (a significant portion of which pay dividends) traded on US exchanges. However, depending on the Fund’s tactical trading models, the Fund may invest all or a significant portion of its assets in cash and cash equivalents, including short- term treasury Exchange Traded Funds (“ETFs”). The Fund may also invest in inverse ETFs and/or volatility Exchange Traded Notes (“ETNs”) for hedging purposes.

Fund Performance

The Fund underperformed the S&P 500 Total Return Index for the year. The Fund’s focus on dividend paying stocks hurt performance vs. the S&P 500 as the COVID-19 crisis created a divergence between stocks that benefited from lockdowns vs. stocks that were hurt by lockdowns. By and large, the stocks that were hurt by lockdowns were dividend paying stocks.

Going into 2021, the market will be focused on the economic recovery from COVID-19 and it is likely that the divergences will be corrected as more and more parts of the economy start to return to normal.

The Fund’s total annualized returns through 12/31/20 as compared to the S&P 500 Total Return Index were as follows:

				Since Inception
	1 Year	5 Years	10 Years	(10/15/2001)
Rational Trend Aggregation VA Fund	1.20%	1.75%	5.25%	5.44%
S&P 500 Total Return Index (1)	18.40%	15.22%	13.88%	8.81%

The Fund is an investment vehicle for variable annuity contracts. All performance figures for the Fund do not include any fees, expenses, or insurance charges imposed by the insurance company’s separate account. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.rationalvafunds.com.

Summary

We are much encouraged by the progress in fighting COVID-19. However, there are a number of headwinds that could slow economic growth, and the stock market with it. We are confident that the Fund should benefit from our tactical approach in the current environment.

Sincerely,

Matthew Tuttle
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.rationalvafunds.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Trend Aggregation VA Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

4221-NLD-2/2/2021

December 31, 2020

Rational Insider Buying VA Fund

Dear Fellow Shareholders,

The Rational Insider Buying VA Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. We are pleased with the performance of the strategy over the past year and we are encouraged to see persistent insider buying in attractive securities. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Rational Insider Buying VA Fund trailed its S&P 500 Total Return Index benchmark during FY 2020. The Fund’s performance includes relative outperformance from holdings in the communication services and information technology sectors and relative underperformance in the health care, energy and industrials sectors.

The performance of the US equity market was truly a tale of two halves, directly as a result of the outbreak of COVID-19. When the extent of the pandemic became clear in March, markets tumbled down close to 35%, resulting in the first US equity bear market since 2007. This downturn was short-lived. From the bottom of the U.S. stock market on March 23rd, the S&P 500 TR Index rose by over 70%, bringing its 2020 YTD return to 18.40% for the year. Investors look at stocks as a forward-looking mechanism. As plans for a vaccine became more clear and the economy was able to open up in stages throughout the country, the markets came roaring back in a truly unprecedented fashion. As a result of the pandemic, we saw an immense sector rotation, with businesses such as hotels, airlines and cruise lines lagging far behind the market with information technology and consumer discretionary companies leading the way.

On March 13th, the Fund took a defensive stance, selling out of the vast majority of our holdings and reallocating a portion of that money to investments we thought had opportunities to grow amid a pandemic. Our defensive positioning resulted in entering into names like Zoom Video Communications Inc. (ZM), Chewy Inc. (CHWY) and Netflix Inc. (NFLX), which were some of our biggest winners of the year. Our main driver for underperformance was that we that we felt it was best to remain defensive during the beginning of the pandemic amid all of the uncertainty surrounding the outbreak and the timetable for a return to normalcy. Once more information and research became available about the virus, we were able to act with more clarity and reinvest with conviction. In the short 4-week timeframe of March 23, 2020 to April 17, 2020, the date in which we had returned to our normal equity allocation and cash position, we had underperformed the market by over 2,000 bps. Despite the coronavirus outbreak, there are still companies that are trading at reasonable valuations and whose corporate insiders believe that their share prices are undervalued. During the year we focused on the companies that had the greatest opportunity to appreciate during a global pandemic. This focus helped to drive outperformance from the Fund’s allocations within the communication services and information technology sectors and provided the strongest relative outperformance compared to the benchmark. The most notable stocks in 2020 in the portfolio that generated material outperformance due to their unique positioning were DocuSign Inc. (DOCU) +121.52% and Zoom Video Communications Inc. (ZM) +213.87% from when we entered into the respective positions. Despite remaining defensive until the middle of April, the Fund was able to generate a 14.14% return by investing in companies where corporate insiders are taking a personal stake in the performance of their company’s stock.

The Fund’s total annualized returns through 12/31/20 as compared to the S&P 500 Total Return Index were as follows:

	1 Year	5 Years	10 Years	Since Inception (05/02/04)
Rational Insider Buying VA Fund	14.14%	11.37%	9.58%	8.90%
S&P 500 Total Return Index (1)	18.40%	15.22%	13.88%	9.84%

The Fund is an investment vehicle for variable annuity contracts. All performance figures for the Fund do not include any fees, expenses, or insurance charges imposed by the insurance company’s separate account. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.rationalvafunds.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Rational Insider Buying VA Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.rationalvafunds.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Insider Buying VA Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

4222-NLD-2/21/2021

Rational Trend Aggregation VA Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2020

The Fund’s performance figures* for each of the periods ended December 31, 2020, compared to its benchmark:

		Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Rational Trend Aggregation VA Fund	1.20%	1.75%	5.25%	5.44%
S&P 500 Total Return Index (a)	18.40%	15.22%	13.88%	8.81%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. See the financial highlights for the current expense ratios. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2020 prospectus, the total annual operating expense is 1.95% before fee waivers. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Performance information for the period prior to November 1, 2018 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

**	Inception date is October 15, 2001.

(a)	The S&P 500 Total Return Index is the primary benchmark; it is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Total Return Index does not include fees and expenses, and investors may not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Exchange - Traded Funds	48.2%
Semiconductors	11.3%
Leisure Facilities & Services	3.8%
Technology Services	2.9%
Electrical Equipment	2.5%
Residential REIT	2.5%
Chemicals	2.2%
Insurance	2.1%
Technology Hardware	2.1%
Institutional Financial Services	2.1%
Other/Short-Term Investments	20.3%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

Rational Insider Buying VA Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2020

The Fund’s performance figures* for each of the periods ended December 31, 2020, compared to its benchmark:

		Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Rational Insider Buying VA Fund	14.14%	11.37%	9.58%	8.90%
S&P 500 Total Return Index(a)	18.40%	15.22%	13.88%	9.84%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. See the financial highlights for the current expense ratios. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2020 prospectus, the total annual operating expense is 1.70% before fee waivers. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

**	Inception date is May 2, 2004.

(a)	The S&P 500 Total Return Index is the primary benchmark; it is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Total Return Index does not include fees and expenses, and investors may not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	35.4%
Technology Services	26.7%
E-Commerce Discretionary	8.6%
Internet Media & Services	5.2%
Renewable Energy	4.8%
Leisure Products	4.8%
Entertainment Content	4.3%
Health Care Facilities & Services	3.8%
Institutional Financial Services	3.8%
Biotech & Pharma	1.6%
Other/Short-Term Investments	1.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL TREND AGGREGATION VA FUND
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Value
	COMMON STOCKS — 50.2%
	AEROSPACE & DEFENSE - 0.8%
445	Boeing Company (The)	$95,257

	ASSET MANAGEMENT - 0.4%
618	Hamilton Lane, Inc., Class A	48,235

	BIOTECH & PHARMA - 2.1%
212	Amgen, Inc.	48,743
1,948	AstraZeneca plc - ADR	97,381
2,609	Pfizer, Inc.	96,037
		242,161
	CABLE & SATELLITE - 0.9%
15,427	Sirius XM Holdings, Inc.	98,270

	CHEMICALS - 2.2%
634	Avery Dennison Corporation	98,340
4,429	Mosaic Company (The)	101,912
186	WD-40 Company	49,416
		249,668
	COMMERCIAL SUPPORT SERVICES - 0.8%
1,552	Robert Half International, Inc.	96,969
1	Rollins, Inc.	20
		96,989
	DIVERSIFIED INDUSTRIALS - 0.8%
474	Illinois Tool Works, Inc.	96,639

	E-COMMERCE DISCRETIONARY - 0.4%
970	eBay, Inc.	48,743

	ELECTRICAL EQUIPMENT - 2.5%
1,753	A O Smith Corporation	96,099
817	AMETEK, Inc.	98,807
753	Amphenol Corporation, Class A	98,470
		293,376

See accompanying notes to financial statements.

RATIONAL TREND AGGREGATION VA FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Value
	COMMON STOCKS — 50.2% (Continued)
	HEALTH CARE REIT - 0.8%
4,356	CareTrust REIT, Inc.	$96,616

	HOUSEHOLD PRODUCTS - 0.9%
726	Kimberly-Clark Corporation	97,886

	INDUSTRIAL SUPPORT SERVICES - 0.9%
217	AMERCO	98,509

	INFRASTRUCTURE REIT - 0.9%
444	American Tower Corporation	99,660

	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
816	CME Group, Inc.	148,553
1,534	Tradeweb Markets, Inc., Class A	95,798
		244,351
	INSURANCE - 2.1%
997	Erie Indemnity Company, Class A	244,863

	LEISURE FACILITIES & SERVICES - 3.8%
755	Marriott International, Inc., Class A	99,600
460	McDonald’s Corporation	98,707
1,353	Royal Caribbean Cruises Ltd.	101,055
953	Starbucks Corporation	101,951
345	Wingstop, Inc.	45,730
		447,043
	MACHINERY - 0.8%
572	Snap-on, Inc.	97,892

	MEDICAL EQUIPMENT & DEVICES - 0.8%
1,877	DENTSPLY SIRONA, Inc.	98,280

	OIL & GAS PRODUCERS - 1.7%
6,740	Apache Corporation	95,641

See accompanying notes to financial statements.

RATIONAL TREND AGGREGATION VA FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Value
	COMMON STOCKS — 50.2% (Continued)
	OIL & GAS PRODUCERS - 1.7% (Continued)
1,692	Concho Resources, Inc.	$98,728
		194,369
	RESIDENTIAL REIT - 2.5%
617	AvalonBay Communities, Inc.	98,985
1,697	Equity Residential	100,599
395	Essex Property Trust, Inc.	93,781
		293,365
	RETAIL - CONSUMER STAPLES - 0.8%
677	Walmart, Inc.	97,590

	RETAIL - DISCRETIONARY - 0.4%
331	Tractor Supply Company	46,532

	SEMICONDUCTORS - 11.3%
1,139	Applied Materials, Inc.	98,296
374	KLA Corporation	96,832
202	Lam Research Corporation	95,399
711	Microchip Technology, Inc.	98,196
467	NVIDIA Corporation	243,867
618	NXP Semiconductors N.V.	98,268
653	QUALCOMM, Inc.	99,478
300	Texas Instruments, Inc.	49,239
417	Universal Display Corporation	95,827
2,397	Xilinx, Inc.	339,822
		1,315,224
	SPECIALTY FINANCE - 0.4%
3,963	SLM Corporation	49,102

	TECHNOLOGY HARDWARE - 2.1%
1,091	Cisco Systems, Inc.	48,822
523	Logitech International S.A.	50,830
577	Motorola Solutions, Inc.	98,125
756	Seagate Technology plc	46,993
		244,770

See accompanying notes to financial statements.

RATIONAL TREND AGGREGATION VA FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Value
	COMMON STOCKS — 50.2% (Continued)
	TECHNOLOGY SERVICES - 2.9%
376	CDW Corporation	$49,553
84	MarketAxess Holdings, Inc.	47,927
1,540	Paychex, Inc.	143,497
307	S&P Global, Inc.	100,920
		341,897
	TELECOMMUNICATIONS - 0.8%
1,653	Verizon Communications, Inc.	97,114

	TOBACCO & CANNABIS - 0.8%
1,178	Philip Morris International, Inc.	97,527

	TRANSPORTATION & LOGISTICS - 2.1%
12,422	American Airlines Group, Inc.	195,895
359	Landstar System, Inc.	48,343
		244,238
	WHOLESALE - DISCRETIONARY - 0.4%
133	Pool Corporation	49,543

	TOTAL COMMON STOCKS (Cost $5,853,619)	5,865,709

	EXCHANGE-TRADED FUNDS — 48.2%
	EQUITY - 28.3%
2,156	iShares Core S&P Small-Cap ETF	198,136
5,438	iShares MSCI USA Min Vol Factor ETF	369,131
3,537	iShares MSCI USA Value Factor ETF	307,401
1,577	iShares S&P 500 Value ETF	201,888
20,730	John Hancock Multifactor Emerging Markets ETF	605,316
20,265	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	549,603
837	SPDR Dow Jones Industrial Average ETF Trust	255,946
2,181	SPDR S&P 500 ETF Trust	815,433
		3,302,854

See accompanying notes to financial statements.

RATIONAL TREND AGGREGATION VA FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Value
	EXCHANGE-TRADED FUNDS — 48.2% (Continued)
	FIXED INCOME - 16.9%
9,420	iShares 1-3 Year Treasury Bond ETF	$813,700
1,502	iShares 20+ Year Treasury Bond ETF	236,910
3,466	iShares 3-7 Year Treasury Bond ETF	460,909
3,895	iShares 7-10 Year Treasury Bond ETF	467,205
		1,978,724
	SPECIALTY - 3.0%
8,898	Cambria Tail Risk ETF	183,121
12,487	ProShares VIX Short-Term Futures ETF(a)	171,571
		354,692

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,576,230)	5,636,270

	SHORT-TERM INVESTMENTS — 1.9%
	MONEY MARKET FUNDS - 1.9%
218,953	First American Government Obligations Fund, Class U, 0.04% (Cost $218,953)(b)	218,953

	TOTAL INVESTMENTS - 100.3% (Cost $11,648,802)	$11,720,932
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(40,427)
	NET ASSETS - 100.0%	$11,680,505

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2020.

See accompanying notes to financial statements.

RATIONAL INSIDER BUYING VA FUND
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Value
	COMMON STOCKS — 99.0%
	BIOTECH & PHARMA - 1.6%
2,800	CRISPR Therapeutics A.G.(a)	$428,708

	E-COMMERCE DISCRETIONARY - 8.6%
385	Amazon.com, Inc.(a)	1,253,918
650	MercadoLibre, Inc.(a)	1,088,893
		2,342,811
	ENTERTAINMENT CONTENT - 4.3%
1,885	Activision Blizzard, Inc.	175,022
9,550	Bilibili, Inc. - ADR(a)	818,626
620	Electronic Arts, Inc.	89,032
385	Take-Two Interactive Software, Inc.(a)	79,999
		1,162,679
	HEALTH CARE FACILITIES & SERVICES - 3.8%
5,250	Teladoc Health, Inc.(a)	1,049,790

	INSTITUTIONAL FINANCIAL SERVICES - 3.8%
9,020	Intercontinental Exchange, Inc.	1,039,916

	INTERNET MEDIA & SERVICES - 5.2%
2,325	Netflix, Inc.(a)	1,257,197
610	Wix.com Ltd.(a)	152,476
		1,409,673
	LEISURE PRODUCTS - 4.8%
8,570	Peloton Interactive, Inc.(a)	1,300,240

	RENEWABLE ENERGY - 4.8%
4,100	SolarEdge Technologies, Inc.(a)	1,308,392

	SOFTWARE - 35.4%
940	Adobe, Inc.(a)	470,113
945	Alteryx, Inc., Class A(a)	115,092
7,190	Bandwidth, Inc., Class A(a)	1,104,887
6,200	Crowdstrike Holdings, Inc., Class A(a)	1,313,283
5,790	DocuSign, Inc.(a)	1,287,117

See accompanying notes to financial statements.

RATIONAL INSIDER BUYING VA FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Value
	COMMON STOCKS — 99.0% (Continued)
	SOFTWARE - 35.4% (Continued)
90	Microsoft Corporation	$20,018
3,690	Okta, Inc.(a)	938,219
3,400	RingCentral, Inc., Class A(a)	1,288,498
2,350	ServiceNow, Inc.(a)	1,293,511
2,350	Splunk, Inc.(a)	399,242
2,010	Veeva Systems, Inc., Class A(a)	547,223
2,545	Zoom Video Communications, Inc., Class A(a)	858,479
		9,635,682
	TECHNOLOGY SERVICES - 26.7%
1,930	MarketAxess Holdings, Inc.	1,101,181
5,780	Mastercard, Inc., Class A	2,063,113
3,800	PayPal Holdings, Inc.(a)	889,960
5,800	Square, Inc., Class A(a)	1,262,312
8,870	Visa, Inc., Class A	1,940,135
		7,256,701

	TOTAL COMMON STOCKS (Cost $19,591,063)	26,934,592

	SHORT-TERM INVESTMENTS — 1.0%
	MONEY MARKET FUNDS - 1.0%
264,768	First American Government Obligations Fund, Class U, 0.04% (Cost $264,768)(b)	264,768

	TOTAL INVESTMENTS - 100.0% (Cost $19,855,831)	$27,199,360
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.0%	10,367
	NET ASSETS - 100.0%	$27,209,727

ADR	- American Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2020.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Statements of Assets and Liabilities
December 31, 2020

	Rational	Rational
	Trend Aggregation VA	Insider Buying VA
	Fund	Fund
ASSETS:
Investments in securities, at cost	$11,648,802	$19,855,831
Investments, at value	$11,720,932	$27,199,360
Receivable for securities sold	—	540,397
Dividends and interest receivable	19,554	2,226
Due from Advisor	2,141	—
Prepaid expenses and other assets	—	90
Total Assets	11,742,627	27,742,073

LIABILITIES:
Payable for securities purchased	—	460,348
Payable for Fund shares redeemed	1,023	4,184
Accrued 12b-1 fees	21,067	16,298
Shareholder servicing fees	4,425	10,799
Fees payable to related parties	6,223	6,819
Management fees payable	—	10,644
Payable for trustees’ fees	2,435	2,467
Accrued expenses and other liabilities	26,949	20,787
Total Liabilities	62,122	532,346

Net Assets	$11,680,505	$27,209,727

NET ASSETS CONSIST OF:
Paid in Capital	$12,643,647	$19,605,774
Accumulated Earnings/Loss	(963,142)	7,603,953
Net Assets	$11,680,505	$27,209,727

Net Assets	$11,680,505	$27,209,727
Shares of beneficial interest outstanding (a)	1,037,485	2,164,877
Net asset value, redemption price and offering price per share	$11.26	$12.57

(a)	Unlimited number of shares of no par value beneficial interest authorized.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Statements of Operations
For the Year Ended December 31, 2020

	Rational	Rational
	Trend Aggregation VA	Insider Buying VA
	Fund	Fund
Investment Income:
Dividend income	$206,738	$248,192
Interest income	6,145	5,226
Foreign tax withheld	(45)	(3,283)
Total Investment Income	212,838	250,135

Operating Expenses:
Investment management fees	116,594	190,773
Shareholder servicing fees	38,865	63,591
12b-1 fees	38,865	63,591
Administration fees	29,039	32,986
Management services fees	12,460	16,300
Legal fees	10,180	10,619
Audit and tax fees	10,020	10,020
Compliance officer fees	9,445	6,338
Trustees’ fees	9,510	9,510
Printing expense	5,644	6,545
Custody fees	26,364	4,732
Insurance expense	1,076	1,765
Miscellaneous expense	676	1,177
Total Operating Expenses	308,738	417,947
Less: Expenses waived by Advisor	(113,681)	(99,511)
Net Operating Expenses	195,057	318,436

Net Investment Income (loss)	17,781	(68,301)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(27,616)	826,632
Foreign currency transactions	(349)	(501)
Net Realized Gain (Loss) on Investments	(27,965)	826,131

Net change in unrealized appreciation (depreciation) on:
Investments	(39,612)	2,812,614
Foreign currency translations	—	74

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translations	(39,612)	2,812,688

Net Realized and Unrealized Gain (Loss) on Investments	(67,577)	3,638,819

Net Increase (Decrease) in Net Assets Resulting From Operations	$(49,796)	$3,570,518

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Statements of Changes in Net Assets

	Rational Trend Aggregation VA Fund		Rational Insider Buying VA Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$17,781	$55,407	$(68,301)	$(30,806)
Net realized gain (loss) on investments and foreign currency transactions	(27,965)	971,990	826,131	1,416,887
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(39,612)	30,383	2,812,688	4,961,077
Net increase (decrease) in net assets resulting from operations	(49,796)	1,057,780	3,570,518	6,347,158

Distributions to Shareholders from:
Total Distributions Paid	(71,740)	(489,076)	(1,873,311)	(5,573,306)

Total distributions to shareholders	(71,740)	(489,076)	(1,873,311)	(5,573,306)

Share Transactions of Beneficial Interest:

Net proceeds from shares sold	2,992,845	6,995,329	2,276,032	2,445,871
Reinvestment of distributions	71,740	489,076	1,873,311	5,573,306
Cost of shares redeemed	(8,659,586)	(3,786,700)	(6,909,772)	(6,828,957)
Net increase(decrease) in net assets from share transactions of beneficial interest	(5,595,001)	3,697,705	(2,760,429)	1,190,220

Total Increase (Decrease) in Net Assets	(5,716,537)	4,266,409	(1,063,222)	1,964,072

Net Assets:
Beginning of period	17,397,042	13,130,633	28,272,949	26,308,877
End of period	$11,680,505	$17,397,042	$27,209,727	$28,272,949

Share Activity:
Shares Sold	303,004	617,303	225,970	191,703
Shares Reinvested	6,938	43,785	166,962	476,758
Shares Redeemed	(825,357)	(333,455)	(603,178)	(487,592)
Net increase (decrease) in shares of Beneficial interest	(515,415)	327,633	(210,246)	180,869

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Financial Highlights

For a Share Outstanding Throughout Each Year

	Rational Trend Aggregation VA Fund
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2020		2019		2018		2017	2016
Net asset value, beginning of year	$11.20		$10.72		$11.78		$12.40	$12.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.01		0.04		0.42		0.42	0.36
Net realized and unrealized gain (loss) on investments	0.12	(F)	0.76		(0.99)		(0.63)	0.48
Total from investment operations	0.13		0.80		(0.57)		(0.21)	0.84

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.32)		(0.49)		(0.41)	(0.60)
Total distributions	(0.07)		(0.32)		(0.49)		(0.41)	(0.60)

Net asset value, end of year	$11.26		$11.20		$10.72		$11.78	$12.40

Total return (B)	1.20%		7.50	% (D)	(4.75	)% (D)	(1.59)%	6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,681		$17,397		$13,131		$17,476	$20,736
Expenses, before waiver and reimbursement (C)	1.99	% (E)	1.88%		2.11%		1.84%	1.80%
Expenses, net waiver and reimbursement (C)	1.26	% (E)	1.25%		1.25%		1.25%	1.25%
Ratios of net investment income	0.11%		0.33%		3.60%		3.44%	2.87%
Portfolio turnover rate	4507%		3661%		672%		261%	166%

(A)	Calculated using average shares for the year.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

(C)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which it invests.

(D)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Includes custody overdraft fees. If these fees were excluded, the gross expense ratio would have been 1.98% and the net expense ratio would have been 1.25%.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
Financial Highlights

For a Share Outstanding Throughout Each Year

	Rational Insider Buying VA Fund
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.90	$11.99	$13.76	$13.50	$17.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	(0.01)	(0.05)	0.09	0.10
Net realized and unrealized gain (loss) on investments	1.60	2.84	(0.95)	2.09	1.35
Total from investment operations	1.57	2.83	(1.00)	2.18	1.45

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.10)	(0.08)	(0.11)
From net realized gains on investments	(0.90)	(2.92)	(0.67)	(1.84)	(5.18)
Total distributions	(0.90)	(2.92)	(0.77)	(1.92)	(5.29)

Net asset value, end of year	$12.57	$11.90	$11.99	$13.76	$13.50

Total return (B)	14.14%	24.00%	(7.18)%	17.52%	11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$27,210	$28,273	$26,309	$35,516	$36,321
Expenses, before waiver and reimbursement	1.64%	1.70%	1.81%	1.68%	1.70%
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Ratios of net investment income (loss)	(0.27)%	(0.11)%	(0.35)%	0.67%	0.64%
Portfolio turnover rate	255%	191%	213%	56%	166%

(A)	Calculated using average shares for the year.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See accompanying notes to financial statements.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2020	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Rational Trend Aggregation VA Fund (“Trend Aggregation VA Fund”) and Rational Insider Buying VA Fund (“Insider Buying VA Fund”) are both diversified series of shares of beneficial interest of Mutual Fund and Variable Insurance Trust (the “Trust”) a statutory trust organized under the laws of the state of Delaware on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2020, the Trust operated 9 separate series, or mutual funds. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Fund	Sub-Advisor	Primary Objective
Rational Trend Aggregation VA Fund (“Trend Aggregation VA Fund”)	Tuttle Tactical Management, LLC	Seek total return on investment, with dividend income as an important component of that return
Rational Insider Buying VA Fund (“Insider Buying VA Fund”)	None	Seek long-term capital appreciation

You may purchase shares of the Funds only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund shares are not offered directly to the public. You should refer to the prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select a Fund as an investment option for your contract or policy. You may redeem shares of the Funds only through participating insurance companies, Lincoln Life Insurance Company, Nationwide Life Insurance Company, Delaware Life Insurance Company, Forethought Life Insurance Company, Talcott Resolution Life Insurance Company, Transamerica Life Insurance Company and Jefferson National Life Insurance Company. We redeem shares of the Funds on any business day when the New York Stock Exchange (“NYSE”) is open. The price at which the Funds will redeem a share will be its Net Asset Value (“NAV”) next determined after the order is considered received. The Funds have authorized the participating insurance companies to accept redemption requests on their behalf. Talcott Resolution Life Insurance Company own 52.5% of Trend Aggregation VA Fund. Nationwide Life Insurance Company owns 61.7% of Insider Buying VA Fund.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Investment Valuations

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds (“ETF”) and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. Investments in open-end investment companies (except for exchange-traded funds) are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates value.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trust’s Board of Trustees (the “Board”). In these cases, a Pricing Committee, established and appointed by the Board determines in good faith,

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020	ANNUAL REPORT

subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 - unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities that the Funds have the ability to access at the valuation date.

●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Board has authorized the use of an independent fair valuation service. If the movement in a designated U.S. market index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model provided from that independent third party to fair value its international equity securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020, for each Fund’s assets measured at fair value:

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020	ANNUAL REPORT

Trend Aggregation VA Fund *
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,865,709	$—	$—	$5,865,709
Exchange - Traded Funds	5,636,270	—	—	5,636,270
Short-Term Investments	218,953	—	—	218,953
Total Assets	$11,720,932	$—	$—	$11,720,932

Insider Buying VA Fund*
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$26,934,592	$—	$—	$26,934,592
Short-Term Investments	264,768	—	—	264,768
Total Assets	$27,199,360	$—	$—	$27,199,360

*	Refer to the Portfolios of Investments for industry classifications.

For the year ended December 31, 2020, there were no Level 3 investments.

B. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions/translations.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

C. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

D. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually by the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex-date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020	ANNUAL REPORT

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

The Funds may invest in ETFs as part of their principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, the Advisor or Sub -Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. An ETF is subject to specific risks, depending on the nature of its investment strategy, which could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. An ETF may not be able to replicate exactly the performance of the indices it tracks, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF will incur expenses not incurred by its underlying index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its underlying index.

E. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various funds or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

F. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Funds’ December 31, 2020 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds’ recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses, in the Statements of Operations.

G. Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

H. Market Risk

Overall market risks may also affect the value of a Fund. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020	ANNUAL REPORT

terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19, was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

(3)	FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee— Rational Advisors, Inc., (the “Advisor”) serves as the Funds’ investment adviser. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The Funds’ sub-advisors, when applicable, are responsible for the day-to-day management of each Fund’s portfolios. The Advisor provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Advisor, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for the following Funds (based on average daily net assets) and/or to reimburse certain operating expenses in order to limit each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) as listed below:

	Advisory	Expense	Expense Cap
Fund	Fee	Limitation	Expiration Date
Trend Aggregation VA Fund	0.75%	1.25%	April 30, 2021
Insider Buying VA Fund	0.75%	1.25%	April 30, 2021

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. For the year ended December 31, 2020, for Trend Aggregation VA Fund and Insider Buying VA Fund, the Advisor waived $113,681 and $99,511, respectively. As of December 31, 2020, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

	Repayment Expires December 31,
Fund	2021	2022	2023
Trend Aggregation VA Fund	$132,531	$107,211	$113,681
Insider Buying VA Fund	183,464	129,576	99,511

The Independent Trustees (the “Trustees”) are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020	ANNUAL REPORT

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% of the Fund’s average daily net assets for Insider Buying VA Fund and Trend Aggregation VA Fund to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of Fund shares. Pursuant to the Funds’ 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Advisor for distribution related expenses. 12b-1 fees incurred for the year ended December 31, 2020 were $38,865 and $63,591 for the Trend Aggregation VA Fund and Insider Buying VA Fund, respectively.

Shareholder Servicing Fees – The Trust has adopted a Shareholder Services Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets of the Fund for Trend Aggregation VA Fund and Insider Buying VA Fund to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services and reflected as such on the Statements of Operations. The Funds also pay GFS for any out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses on the Statements of Operations.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), an affiliate of the Advisor, MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out - of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. The fees incurred by the Funds are reflected within Management Services Fees on the Statements of Operations.

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out of pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The fees incurred by the Funds are reflected within Compliance Officer fees on the Statements of Operations. The amounts due to MFund at December 31, 2020 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees payable to related parties.”

An Officer of the Trust is also the controlling member of MFund and the Advisor, and is not paid any fees directly by the Trust for serving in such capacities.

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020	ANNUAL REPORT

(4)	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2020, were as follows:

Fund	Purchases	Sales
Trend Aggregation VA Fund	$629,100,145	$632,060,155
Insider Buying VA Fund	61,880,573	66,772,326

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 was as follows:

For the year ended December 31, 2020:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Trend Aggregation VA Fund	$71,740	$—	$71,740
Insider Buying VA Fund	1,038,275	835,036	1,873,311

For the year ended December 31, 2019:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Trend Aggregation VA Fund	$489,076	$—	$489,076
Insider Buying VA Fund	—	5,573,306	5,573,306

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Trend Aggregation VA Fund	$15,448	$—	$—	$(819,959)	$—	$(158,631)	$(963,142)
Insider Buying VA Fund	—	415,219	—	—	—	7,188,734	7,603,953

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation/(depreciation) in the table above includes unrealized foreign currency gains of $22 for the Insider Buying VA Fund.

At December 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Trend Aggregation VA Fund	$638,793	$181,166	$819,959	$65,097
Insider Buying VA Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2020 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Trend Aggregation VA Fund	$—	$—
Insider Buying VA Fund	(68,802)	68,802

RATIONAL VA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020	ANNUAL REPORT

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at December 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Trend Aggregation VA Fund	$11,879,563	$119,337	$(277,968)	$(158,631)
Insider Buying VA Fund	20,010,648	7,540,806	(352,094)	7,188,712

(7)	LINE OF CREDIT

Effective December 10, 2020, the Trust has a $100,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line” ). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on a monthly basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. The Funds did not access the line of credit during the year ended December 31, 2020.

(8)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Trend Aggregation VA Fund and Rational Insider Buying VA Fund and Board of Trustees of Mutual Fund and Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rational Trend Aggregation VA Fund and Rational Insider Buying VA Fund (the “Funds”), each a series of Mutual Fund and Variable Insurance Trust, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Chicago, Illinois

February 26, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

RATIONAL VA FUNDS
Supplemental Information (Unaudited)
Shareholder Expense Examples

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2020 to December 31, 2020.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Actual” and “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 7/1/2020	For the period	Value 12/31/2020	the Period*
Trend Aggregation VA Fund
Actual	$1,000.00	1.25%	$1,125.50	$6.68
Hypothetical	1,000.00	1.25%	1,018.85	6.34
Insider Buying VA Fund
Actual	$1,000.00	1.25%	$1,254.10	$7.08
Hypothetical	1,000.00	1.25%	1,018.85	6.34

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

RATIONAL VA FUNDS
Supplemental Information (Unaudited)
December 31, 2020	ANNUAL REPORT

Consideration and Renewal of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Insider Buying VA Fund and Rational Trend Aggregation VA Fund

In connection with a regular telephonic meeting held on December 11, 2020, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the management agreement between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational Insider Buying VA Fund (“Insider Buying VA Fund”) and Rational Trend Aggregation VA Fund (“Trend VA Fund”) (together the “Funds”), each a series of the Trust (the “Management Agreement”).

The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with its deliberations regarding approval of the Agreement, the Board reviewed materials prepared by Rational (the “Rational 15(c) Response”). The Board also considered the information presented at Board meetings throughout the year.

Nature and Extent of Services. The Board reviewed the services provided by the team of professionals at Rational. The Board reviewed information concerning Rational’s resources, personnel, business operations, and culture of compliance. The Board reviewed Rational’s Form ADV as of March 30, 2020 and the firm’s balance sheet as of September 30, 2020. The Board noted that there were no new compliance or regulatory issues. The Board considered that Rational continues to enhance its oversight of the Trend VA Fund’s sub-advisor in reviewing that Fund’s returns relative to its investment objective and principal investment strategies. After further discussion and review of the Rational 15(c) Response, the Board concluded that Rational would continue to provide an acceptable level of services to the Funds.

Performance. The Board reviewed the performance of each Fund relative to a peer group and its respective Morningstar category for various periods ended September 30, 2020.

Trend VA Fund. The Board considered that the Trend VA Fund had outperformed the Morningstar Tactical Allocation category and peer group for the 10-year period; but underperformed both of those measures for the one-, three-, and five-year periods; and underperformed the S&P 500 TR Index for the one-, three-, five-, and ten-year periods. The Board considered Rational’s statement that the Fund’s underperformance was attributable to defensive positioning, and that the Fund had met its objective of total return on investment with dividend income as an important component of that return. After further discussion, the Board determined that the Fund’s performance was acceptable.

Insider Buying VA Fund. The Board considered that the Insider Buying VA Fund had underperformed the Morningstar Large Growth category, peer group, and S&P 500 TR Index for the one-, three-, five-, and ten-year periods. The Board considered Rational’s statement that it believed that the Fund had met its objective of long-term capital appreciation, with high-single-digit to low-double-digit annualized returns for all time periods. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses. The Board compared each Fund’s management fees and net expenses to those of its peer group and Morningstar category.

RATIONAL VA FUNDS
Supplemental Information (Unaudited)(Continued)
December 31, 2020	ANNUAL REPORT

Trend VA Fund. The Board considered that Rational’s management fee for the Trend VA Fund was lower than, and within the range of, the average management fees of the peer group and the Morningstar Tactical Allocation category.

The Board considered that the Trend VA Fund’s net expense ratio was lower than, and within the range of, the average net expenses of the peer group and the Morningstar Tactical Allocation category. After further discussion, the Board concluded that the Fund’s management fees and net expenses were reasonable.

Insider Buying VA Fund. The Board considered that Rational’s management fee for the Insider Buying VA Fund was lower than the average management fees of its peer group, higher than the average management fees of Morningstar Large Growth category, and within the range of the average management fees of the peer group and Morningstar category. The Board considered Rational’s statement that the management fee was competitive relative to the peer group and other active strategies within the category.

The Board considered that the Insider Buying VA Fund’s net expense ratio was higher than, but within the range of, the average net expenses of the peer group and Morningstar Large Growth category. After further discussion, the Board concluded that the Fund’s management fees and net expenses were reasonable.

Profitability. The Board reviewed a report from Rational analyzing the firm’s profitability with respect to its relationship with each Fund. The Board noted that the report showed that Rational had realized a loss in connection with its relationship with each Fund. After further discussion, the Board concluded that the level of Rational’s profitability with respect to each Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by Rational and its affiliates from their relationship with each of the Funds and the Trust.

Economies of Scale. The Board considered Rational’s statement that it anticipated that each Fund would benefit from economies of scale when it reached approximately $200 million in net assets. The Board noted that the Management Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels. The Board agreed that establishing management fee breakpoints might be an appropriate way for Rational to share its economies of scale as assets of the Funds increased. The Board determined, after further discussion, that economies of scale had not been reached and agreed that the matter of economies of scale would be revisited as the Funds’ assets materially increased.

Conclusion. The Board considered many factors and no single factor was determinative to the decision of the Board concerning the renewal of the Management Agreement. Having requested, reviewed, and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interest of each Fund and its shareholders.

RATIONAL VA FUNDS
Supplemental Information (Unaudited)
December 31, 2020	ANNUAL REPORT

Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and Tuttle Tactical Management, LLC with respect to Rational Trend Aggregation VA Fund, September 18, 2020

In connection with a regular telephonic meeting held on September 18, 2020, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and Tuttle Tactical Management, LLC (“Tuttle Management”) with respect to Rational Trend Aggregation VA Fund (the “Fund”), a series of the Trust (the “Sub-Advisory Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each of the factors considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with its deliberations regarding approval of the Sub-Advisory Agreement, the Board reviewed materials prepared by Tuttle Management (the “Tuttle Management 15(c) Response”). The Board also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Board reviewed the nature, extent, and quality of services that Tuttle Management provided to the Fund. The Board reviewed information concerning the financial condition and resources; personnel, business operations, and compliance program of Tuttle Management. The Board considered the abilities of Tuttle Management and its personnel in managing the Fund. After further discussion and review of the Tuttle Management 15(c) Response, the Board concluded that Tuttle Management would continue to provide an acceptable level of services to the Fund.

Performance. The Board reviewed the performance of the Fund for various periods ended June 30, 2020, and noted that the Fund, year-to-date, had outperformed the S&P SmallCap 600 Value Total Return Index, but had underperformed the S&P 500 Total Return Index. Matthew Tuttle, the Fund’s portfolio manager and principal of Tuttle Management, reported that there was no momentum on stocks in the tactical market strategy. He stated that he would endeavor to grow the Fund’s assets through financial advisers that marketed annuity products. After further discussion, the Board determined that the Fund’s performance was acceptable in light of prevailing market conditions.

Fees and Expenses. The Board noted that the sub-advisory fee payable to Tuttle Management, 50% of the 0.75% fee charged by Rational, was lower than the fee that Tuttle Management charges to separate accounts using the firm’s tactical allocation strategy. The Board noted that with the contractual expense cap in place, Rational and Tuttle Management were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to Tuttle Management with respect to the Fund were reasonable.

The Board considered the respective duties of Rational and Tuttle Management and analyzed how fees were allocated between Tuttle Management and Rational. After consideration and discussion, the Board decided that the Fund’s investment management fees were allocated appropriately between Tuttle Management and Rational.

Profitability. The Board reviewed a profitability analysis provided by Tuttle Management with respect to the Fund, and noted that Tuttle Management managed the Fund at a loss. After further discussion, the Board concluded that Tuttle Management’s profitability with respect to the Fund did not raise any issues given the Fund’s current level of assets.

“Fall-out” Benefits. The Board considered the fall-out benefits that Tuttle Management received from its relationship with the Fund and the Trust.

RATIONAL VA FUNDS
Supplemental Information (Unaudited)(Continued)
December 31, 2020	ANNUAL REPORT

Economies of Scale. The Board agreed that economies of scale was primarily an advisor-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Sub-Advisory Agreement. Having received and reviewed with in depth discussion such information from Tuttle Management as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

RATIONAL VA FUNDS
Supplemental Information (Unaudited)
December 31, 2020	ANNUAL REPORT

Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. and Tuttle Tactical Management, LLC with respect to Rational Trend Aggregation VA Fund, December 11, 2020

In connection with a regular telephonic meeting held on December 11, 2020, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the sub-advisory agreement between Rational Advisors, Inc. (“Rational”) and Tuttle Tactical Management, LLC (“Tuttle Management”) with respect to Rational Trend Aggregation VA Fund (the “Fund”), a series of the Trust (the “Sub-Advisory Agreement”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement. In connection with its deliberations regarding approval of the Agreement, the Board reviewed materials prepared by Rational and Tuttle Management. The Board also considered the information presented at Board meetings throughout the year, and particularly at the September 18, 2020 Board meeting in which Tuttle Management had participated and had furnished responses to a questionnaire regarding the renewal of the Sub-Advisory Agreement (the “Tuttle Management 15(c) Response”). At the September 18, 2020 Board meeting, the Board had reviewed the Tuttle Management 15(c) Response and considered the factors discussed below.

Nature, Extent and Quality of Services. The Board reviewed the nature, extent and quality of services provided by the investment professionals at Tuttle Management. It reviewed information concerning Tuttle Management’s financial condition and resources, personnel, business operations, and compliance program. The Board considered that Tuttle Management managed the Fund’s portfolio in accordance with its principal strategies in seeking to achieve the Fund’s investment objective. The Board reviewed a copy of Tuttle Management’s Form ADV. After further discussion and review of the Tuttle Management 15(c) Response, the Board concluded that Tuttle Management would continue to provide an acceptable level of services to the Fund.

Performance. The Board reviewed the performance of the Fund relative to its peer group, the Morningstar Tactical Allocation category, and the S&P 500 TR Index for various periods ended September 30, 2020. The Board noted that the Fund had outperformed the Morningstar Tactical Allocation category and peer group for the 10-year period; but underperformed both of those measures for the one-, three-, and five-year periods; and underperformed the S&P 500 TR Index for the one-, three-, five-, and ten-year periods. The Board then acknowledged that Tuttle Management assumed the role of sub-advisor on November 1, 2018 and discussed the relevance of the Fund’s relative performance for periods after this date with respect to their evaluation of Tuttle Management’s performance as sub-advisor of the Fund. The Board considered Rational’s statement that the Fund’s underperformance was attributable to defensive positioning, and that the Fund had met its objective of total return on investment with dividend income as an important component of that return. The Board also noted that the Tuttle Management 15(c) Response had included the performance of the Fund for various periods ended June 30, 2020, and noted that the Fund, year-to-date, had outperformed the S&P SmallCap 600 Value Total Return Index, but had underperformed the S&P 500 Total Return Index. The Board also noted that at the September 18, 2020 meeting, Matthew Tuttle, the Fund’s portfolio manager and principal of Tuttle Management, reported that there was no momentum on stocks in the tactical market strategy, and stated that he would endeavor to grow the Fund’s assets through financial advisers that marketed annuity products. A discussion then ensued, after which, the Board concluded that they would monitor the Fund’s performance.

RATIONAL VA FUNDS
Supplemental Information (Unaudited)(Continued)
December 31, 2020	ANNUAL REPORT

Fees and Expenses. The Board considered that the sub-advisory fees paid to Tuttle Management with respect to the Fund were paid entirely by Rational. The Board noted that the sub-advisory fees payable to Tuttle Management, 50% of the 0.75% fee charged by Rational, were lower than the fees that Tuttle Management charged to other accounts following a similar strategy. The Board noted that with the contractual expense cap in place, Rational and Tuttle Management were waiving a portion of their fees. After further discussion, the Board concluded that the sub-advisory fees payable to Tuttle Management with respect to the Fund were reasonable.

The Board considered the respective duties of Rational and Tuttle Management and analyzed how fees were allocated between Tuttle Management and Rational. After consideration and discussion, the Board decided that the Fund’s investment management fees were allocated appropriately between Tuttle Management and Rational.

Profitability. The Board reviewed a profitability analysis provided by Tuttle Management with respect to the Fund and noted that Tuttle Management was operating at a loss. After further discussion, the Board concluded that the level of Tuttle Management’s profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by Tuttle Management from its relationship with the Fund and the Trust.

Economies of Scale. The Board agreed that economies of scale are primarily an advisor-level issue and should be considered with respect to the overall Sub-Advisory Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Tuttle Management as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

RATIONAL VA FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2020

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed each Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

RATIONAL VA FUNDS
Boards of Trustees and Trust Officers (Unaudited)
December 31, 2020	ANNUAL REPORT

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (real estate firm), since 1999; Managing member, PTL Real Estate, LLC (real estate/investment firm), since 2000; Managing member, Bear Properties, LLC (real estate firm), since 2006.	52	Chairman of the Board, Strategy Shares, since 2016; Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust, since 2010; Trustee, M3Sixty Trust,since 2016; Chairman of the Board, AlphaCentric Prime Meridian Income Fund,since 2018.
Stephen P. Lachenauer Year of Birth: 1967	Chair of the Audit, Risk and Compliance, and Investment Committees, and Trustee	Chair of the Audit and Risk and Compliance Committees, since 2016; Chair of the Investment Committee, since 11/2020.	Attorney, private practice, since 2011.	14	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees, ,since 2016, and Chair of the Investment Committee, Strategy Shares, since 11/2020; Trustee, TCG Financial Series Trusts I-X, since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees, since 2018, and Chair of the Investment Committee, since 11/2020, AlphaCentric Prime Meridian Income Fund.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Credit risk review analyst, Santander Holdings USA, since 2015; Governance analyst, Santander Bank, 2011 – 2015.	14	Trustee, Strategy Shares, since 2016; Trustee, TCG Financial Series Trusts I-X, since 2015; Trustee, AlphaCentric Prime Meridian Income Fund,since 2018.

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

RATIONAL VA FUNDS
Boards of Trustees and Trust Officers (Unaudited)(Continued)
December 31, 2020	ANNUAL REPORT

Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	President	Since 2016	President, Rational Advisors, Inc., since 2016;Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; CEO, Catalyst Capital International, LLC, since 2017; President, USA Mutuals, Inc., 2011 to 7/2016; President, Cross Sound LLC, 2011 – 2016; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.
Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.
Aaron Smith 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 2016	Manager -Fund Administration, Gemini Fund Services, LLC, since 2012.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 5/2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC, since 2012.
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., since 2017;Portfolio Manager, Catalyst Capital Advisors LLC, since 2013;Portfolio Manager, Rational Advisors, Inc. 2016 – 2018; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019;COO, AlphaCentric Advisors LLC, since 1/2021.

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-253-0412

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund & Variable Insurance Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

The U.S. Bank, is the Custodian of The Funds. Gemini Fund Services, LLC serves as the Administrator, Transfer Agent and Fund Accountant. Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

RVAAR20

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2020: $16,000

Fiscal year ended 2019: $16,000

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2020: $4,000

Fiscal year ended 2019: $4,000

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended December 31, 2018 and 2017, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(1)       Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/9/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/9/21

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/9/21